SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement             [_]  Confidential, For Use of the
[X]  Definitive Proxy Statement                   Commission Only (as permitted
[_]  Definitive Additional Materials              by Rule 14a-6(e)(2))
[_]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12

                             TECH LABORATORIES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


________________________________________________________________________________
1)   Title of each class of securities to which transaction applies:


________________________________________________________________________________
2)   Aggregate number of securities to which transaction applies:


________________________________________________________________________________
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


________________________________________________________________________________
4)   Proposed maximum aggregate value of transaction:


________________________________________________________________________________
5)   Total fee paid:

     [_]  Fee paid previously with preliminary materials:


________________________________________________________________________________

     [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

          1)   Amount previously paid:

          2)   Form, Schedule or Registration Statement No.:

          3)   Filing Party:

          4)   Date Filed:

                             TECH LABORATORIES, INC.
                               955 BELMONT AVENUE
                         NORTH HALEDON, NEW JERSEY 07508

                    Notice of Annual Meeting of Shareholders
                          To Be Held on August 10, 2000

To the Shareholders:

     The Annual Meeting of Shareholders of Tech Laboratories, Inc. (the "Company") will be held at the Holiday Inn & Conference Center, 50 Kenney Place, Saddle Brook, New Jersey 07663 on August 10, 2000, at 4:30 p.m. to consider and act upon the following matters:

     1. To elect four (4) directors to serve until the next Annual Meeting and until their successors are chosen and qualified.

     2. To approve an amendment to the certificate of incorporation of the Company to increase from 5,000,000 to 10,000,000 the authorized number of shares of the common stock of the Company.

     3. To ratify and approve the selection by the Board of Directors of Charles J. Birnberg as the Company's independent public accountant for the fiscal year ended December 31, 2000.

     4.   To adopt an incentive stock option plan for employees of the Company.

     5. To adopt a stock option plan for non-employee directors of the Company.

     6. To consider and act upon such other matters as may properly come before the meeting or any adjournment thereof.

     Shareholders of record at the close of business on June 22, 2000, will be entitled to notice of and to vote at the meeting. The stock transfer books of the Company will remain open.

     All shareholders are cordially invited to attend the meeting.


                                        By Order of the Board of Directors


                                        Carmine O. Pellosie, Jr., Secretary


June 30, 2000

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES.

                             TECH LABORATORIES, INC.
                               955 BELMONT AVENUE
                         NORTH HALEDON, NEW JERSEY 07508

                               Proxy Statement for
                         Annual Meeting of Shareholders
                                 August 10, 2000

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Tech Laboratories, Inc. (the "Company") for use at the Annual Meeting of Shareholders to be held on August 10, 2000, and at any adjournment of that meeting. In considering whether or not to have an adjournment, management will consider what is in the best interest of the shareholders. All proxies will be voted as marked. Proxies marked as abstaining (including proxies containing broker non-votes) on any matters to be acted upon by shareholders will be treated as present at the meeting for purposes of determining a quorum but will not be counted as votes cast on such matters. Any proxy may be revoked by a shareholder at any time before it is exercised by written or oral request to Carmine Pellosie, Secretary of the Company. The date of mailing of this Proxy Statement is expected to be on or about June 30, 2000.

     The Board of Directors has fixed June 22, 2000, as the record date for the determination of shareholders entitled to vote at the Annual Meeting. At the close of business on June 6, 2000, there were outstanding and entitled to vote 3,944,039 outstanding shares of common stock, par value $.01 (the "Common Stock"), of the Company. Each share is entitled to one vote.

     The Company's 1999 Annual Report on Form 10-KSB/A filed with the Securities and Exchange Commission, which includes financial statements for the fiscal year ended December 31, 1999, is being mailed to shareholders with this proxy statement, but is not incorporated into this proxy statement and is not to be considered a part of the proxy statement or soliciting materials.

     The following table sets forth information concerning ownership of the Company's Common Stock as of June 6, 2000, by each person known by the Company to be the beneficial owner of more than five (5%) percent of the Common Stock.

                                                                      Percent of
                                                  Common Stock      Common Stock
Name and Address                               Beneficially Owned    Outstanding
----------------                               ------------------    -----------
Bernard M. Ciongoli..........................        820,000            20.79%
Tech Laboratories, Inc.
955 Belmont Avenue
North Haledon, New Jersey 07508

Earl Bjorndal................................        248,344             6.29%
c/o  Tech Laboratories, Inc.
955 Belmont Avenue
North Haledon, New Jersey 07508

     The persons listed in the above table have sole voting and investment power with respect to their respective shares.

     All of the persons listed above, for as long as they continue to hold five percent or more of the Company's outstanding Common Stock, will be deemed "affiliated persons" of the Company, as such term is defined in the Securities Act of 1933, as amended (the "Act").

                                 PROPOSAL NO. 1
                              ELECTION OF DIRECTORS

     The Company's By-Laws provide that there shall be up to five (5) members of the board of directors. Currently, the Board consists of four (4) directors. The board has nominated a total of four (4) individuals to serve as directors until the next Annual Meeting and until their successors are chosen and qualified. Vacancies on the Board may be filled by a majority of the remaining members.

     Included in the Board's slate of nominees are three (3) individuals currently serving on the Board. Salvatore Grisafi has been nominated to fill a vacancy on the Board. The affirmative vote of the holders of a majority of the Common Stock present or represented at the meeting is required for the election of directors. The persons named in the proxy will vote, as permitted by the By-Laws of the Company, to elect as directors the four (4) nominees named below, unless authority to vote for the election of directors is withheld by marking the proxy to that effect or the proxy is marked with the names of directors as to whom authority to vote is withheld. The proxy may not be voted for more than four (4) directors. The three (3) nominees currently members of the Board are Bernard M. Ciongoli, Earl M. Bjorndal and Carmine O. Pellosie, Jr.

     Directors are elected for a one (1) year term or until their resignation, disqualification or removal from office. If a nominee becomes unavailable, the person acting under the proxy may vote the proxy for the election of a substitute. It is not presently contemplated that any of the nominees will be unavailable.

     The following sets forth the name of each nominee and the positions and offices held by him or her, his or her age, the date on which he or she became a director of the Company, as applicable, his or her principal occupation and business experience for the last five years and the names of other publicly-held companies in which he or she serves as a director:

Officer and Director Biographies

     Bernard M. Ciongoli, 53, became our President and a Director in late 1992, and became Treasurer in 1998. From 1990 through 1991 he served as President of HyTech Labs, a company engaged in sales and servicing of electronic test equipment. During the years of 1987 to 1990, he acted as the principal owner and President of Bernco Developers, a real estate developer. Mr. Ciongoli holds a degree in electronic engineering from Paterson Institute of Technology.

     Earl M. Bjorndal, 48, has been with us in various capacities since 1981. He has been a Director since 1985, and became a Vice President in 1992. He is a graduate of the New Jersey Institute of Technology with both bachelor's and master's degrees in industrial engineering.

     Carmine O. Pellosie, Jr., 57, has been a Director since 1997. Since January 1, 1999, he has been the Controller of the Passaic County Department of Health and Human Services. Prior to January 1999, he was, for more than five years, president of International Logistics, Inc.

     Salvatore Grisafi, 70, is president of MPX Network Solutions, a privately held telecommunications/networking business development and marketing consulting company. Mr. Grisafi has served as a consultant to the Company since 1998, and assisted the Company in the acquisition of the DynaTraX(TM) technology from NORDX/CDT and in identifying other opportunities and business strategies. Mr. Grisafi is a graduate of the New York Institute of Technology.

Security Ownership of Principal Stockholders and Management

     The following table sets forth certain information as to those persons who, to the knowledge of the Company, owned 5% or more of the outstanding Common Stock of the Company as of June 6, 2000, and as to the officers and directors of the Company as a group:

                                                                   Percentage of
                                                Number of Shares    Outstanding
Name                                                 Owned         Shares Owned
----                                            ----------------   -------------
Bernard M. Ciongoli                                  820,000          20.79%
Earl Bjorndal                                        248,344           6.29%
Carmine O. Pellosie, Jr                               40,000           1.02%
Richard Rice                                         197,400           5.00%
Officers, Directors, and 5%                        1,305,744          33.10%
Stockholders as a group (4 persons)

Compliance with Section 16(a) of the 1934 Act

     Section 16(a) of the Securities Exchange Act of 1934 (the "1934 Act") requires the Company's officers and directors, and persons who own more than ten percent of the Company's Common Stock, to file initial reports of beneficial ownership and changes in beneficial ownership with the Commission and to furnish the Company with copies of all reports filed.

     All filing requirements applicable to its officers, directors, and greater than ten percent shareholders were complied with except as follows: the Form 3 due ten days following the effectiveness of Tech Labs' registration statement, filed on Form SB-2 and declared effective February 3, 2000, was not timely filed for Richard Rice, currently a director of the Company but not a nominee, or Louis Tomasella, a former director of the Company who resigned on February 29, 2000; and the Schedule 13G and 13D, also required to be filed within ten days of the aforementioned registration statement, for Earl Bjorndal and Bernard Ciongoli, respectively, were not timely filed. The late forms were all filed within several days of their required due date. In addition, Richard Rice's Form 4 and Schedule 13D were not timely filed.

Management

Directors and Executive Officers

     The following table sets forth certain information concerning the directors and executive officers of the Company:

Name                        Address                         Position
----                        -------                         --------
Bernard M. Ciongoli         c/o Tech Laboratories, Inc.     President, Treasurer, Chief
                            955 Belmont Avenue              Financial Officer, and
                            North Haledon, New Jersey       Chairman of the Board of
                            07508                           Directors

Earl M. Bjorndal            c/o Tech Laboratories, Inc.     Vice President and Director
                            955 Belmont Avenue
                            North Haledon, New Jersey
                            07508

Carmine O. Pellosie, Jr.    c/o Tech Laboratories, Inc.     Secretary and Director
                            955 Belmont Avenue
                            North Haledon, New Jersey
                            07508

Committees of the Board

     The Company has a standing audit committee composed of Bernard Ciongoli and Carmine Pellosie. The Company does not have standing nominating or compensation committees, or committees performing similar functions.

Meeting of the Board

     The Company held one (1) meeting of the Board in 1999. All of the Company's directors participated in the meeting.

Executive Compensation

     The following table summarizes the compensation paid to or earned by our president. No other officer has received compensation in excess of $100,000 in any recent fiscal year.

                           Summary Compensation Table

                                                                    Long-Term
                                       Annual Compensation        Compensation
                                  ----------------------------    ------------
                                                                    Shares of
                                                                  Common Stock
                                                                  Issuable Upon
Name and 1999                                                      Exercise of
Principal Position                Year     Salary     Bonus($)       Options
------------                      ----    --------    --------    -------------
Bernard M. Ciongoli               1999    $125,000        0               0
  President, Treasurer            1998    $125,000        0         300,000
                                  1997    $125,000        0               0

     No options were granted in 1999 to any employee of the Company.

     The Company has a five (5) year employment contract with Mr. Ciongoli that commenced October 1, 1998, and was amended June 18, 1999. Mr. Ciongoli is currently compensated at the base salary rate of $125,000 per annum. Mr. Ciongoli is also entitled to receive two (2%) percent of our sales in excess of $1,000,000 during any year he is employed by us. In addition, Mr. Ciongoli was also granted an option exercisable for five (5) years from date of grant to purchase 300,000 shares of stock at $.50 per share, such option to vest in increments of 100,000 shares per annum on each anniversary date of the agreement commencing October 1, 1998. The agreement is automatically renewed for one (1) year unless either party terminates the agreement in writing at least 180 days prior to the expiration of the term or of any renewal period.

     The Company does not have employment agreements with any other officer or other employee.

Board Compensation

     The members of the Board are not presently compensated.

Certain Relationships and Related Transactions

     Salvatore Grisafi is the president of MPX Network Solutions, Inc. ("MPX"). The Company entered into a consulting agreement with MPX which expires on March 14, 2001. Pursuant to the agreement, MPX provides consulting services in the areas of marketing, customer relations and strategic and product development planning, and is paid an annual fee of $52,000 and commission on sales of telecommunications products during the term of the agreement ranging from 3% of the first $1,000,000 of the net sale prices to 1/2% of the net sale prices over $4,000,000. In addition, the Company, pursuant to the agreement, delivered 50,000 shares of the Company's Common Stock to MPX.

                                 PROPOSAL NO. 2
                        APPROVAL OF AMENDMENT TO CHARTER

     Pursuant to the Company's certificate of incorporation, the Company is presently authorized to issue 5,000,000 shares, $.01 par value, of common stock (the "Common Stock") of which 3,949,039, as of June 6, 2000, were issued and outstanding. There are approximately 200 holders of the Common Stock.

     One of the purposes of this Annual Meeting of Shareholders is to consider and vote upon approval of an amendment to the Company's certificate of incorporation that would (i) increase the number of shares of Common Stock the Company is authorized to issue from 5,000,000 to 10,000,000 shares. A copy of the form of proposed amendment reflecting the increase in the authorized shares of Common Stock is included as Exhibit 1 hereto. Holders of the Common Stock do not have any preemptive or similar rights to purchase any securities of the Company and accordingly do not have any rights to purchase any additional authorized shares of Common Stock. The Board of Directors would not seek from shareholders any authorization or approval for the issuance of the additional authorized shares of Common Stock unless required to do so by law in the particular instance. If and when issued, the newly authorized shares of Common Stock would have the same rights as the presently issued and outstanding shares of Common Stock.

Description of the Common Stock

     Each share of Common Stock is entitled to one vote on all matters submitted to a vote of shareholders. The Common Stock does not have cumulative voting rights, which means that the holders of a majority of the outstanding shares may elect all of the directors of the Company. Stockholders holding a majority of the voting power of the capital stock issued and outstanding and entitled to vote, represented in person or by proxy, are necessary to constitute a quorum at any meeting of stockholders, and the vote by the holders of a majority of such outstanding shares is required to effect certain fundamental corporate changes such as liquidation, merger or amendment of our certificate of incorportation.

     Holders of Common Stock are entitled to receive dividends pro rata based on the number of shares held, when, as and if declared by the Board of Directors, from funds legally available therefor. In the event of the liquidation, dissolution or winding up of the affairs of the Company, all assets and funds of the Company remaining after the payment of all debts and other liabilities shall be distributed, pro rata, among the holders of the Common Stock.

     The reason for the proposal is to provide the Company with a sufficient number of authorized shares (i) to issue shares upon the exercise of presently outstanding stock options, (ii) to enable the Company to grant options for up to an aggregate of 250,000 shares of Common Stock to be issued under the proposed stock option plans described in Proposal Nos. 4 and 5, and (iii) to enable the Company to sell additional shares in the future should the Board of Directors determine such sale to be in the best interest of the Company. The stock option plans are described in Proposal Nos. 4 and 5.

     The affirmative vote of the holders of a majority of the outstanding shares of Common Stock is required for the approval of the proposed amendment to the certificate of incorporation.

     The Board of Directors of the Company recommends a vote FOR Proposal No. 2.

                                 PROPOSAL NO. 3
          APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS FOR FISCAL 2000

     The Board of Directors, including a majority of directors who are not interested persons of the Company, subject to shareholder approval, has selected Charles J. Birnberg as independent public accountant to be employed by the Company for the fiscal year ending December 31, 2000, to sign or certify such financial statements, or any portions thereof, as may be filed by the Company with the Commission or any other authorities at any time. The employment of such independent public accountant for such purpose is subject to approval by the shareholders at this meeting. No member of Charles J. Birnberg nor any associate of Mr. Birnberg's has a direct or indirect material financial interest in the Company or any of its affiliates.

     The affirmative vote of a majority of the Common Stock present or represented at the meeting is required to ratify and approve the selection of Charles J. Birnberg as independent public accountant for the Company for fiscal 2000.

     Charles J. Birnberg will be present at the Annual Meeting of Shareholders for the purpose of answering shareholder questions and making any other appropriate statement.

     The Board of Directors of the Company recommends a vote FOR Proposal No. 3.

                                 PROPOSAL NO. 4
                   APPROVAL OF AN INCENTIVE STOCK OPTION PLAN

     The Company's Board of Directors, including a majority of the non-interested directors, has adopted, subject to shareholder approval, an employee stock option plan (the "2000 Employee Plan") in order to link the personal interests of key employees to the long-term financial success of the Company and the growth of shareholder value. The 2000 Employee Plan authorizes the grant of incentive stock options within the meaning of Section 422 of the Internal Revenue Code for the purchase of an aggregate of 150,000 shares (subject to adjustment for stock splits and similar capital changes) of Common Stock to employees of the Company. By adopting the 2000 Employee Plan, the Board believes that the Company will be better able to attract, motivate and retain as employees people upon whose judgment and special skills the success of the Company in large measure depends. As of June 6, 2000, no options to purchase shares of Common Stock have been granted under the 2000 Employee Plan. Accordingly, as of such date, 150,000 shares of Common Stock were available for future awards under the 2000 Employee Plan.

     The 2000 Employee Plan will be administered by the 2000 Employee Plan Committee of the Board of Directors, which will be comprised of one or more of the independent members of the Board of Directors (the "Committee"). The Committee can make such rules and regulations and establish such procedures for the administration of the 2000 Employee Plan as it deems appropriate.

     The exercise price of an incentive stock option must be at the fair market value of the Company's Common Stock on the date of grant (110% of the fair market value for shareholders who, at the time the option is granted, own more than 10% of the total combined classes of stock of the Company or any subsidiary). No employees may exercise more than $100,000 in options held by them in any year.

     No option may have a term of more than ten years (five years for 10% or greater shareholders). Options generally may be exercised only if the option holder remains continuously associated with the Company or a subsidiary from the date of grant to the date of exercise. However, options may be exercised upon termination of employment or upon death or disability of any employee within certain specified periods.

     The following is a general summary of the federal income tax consequences under current tax law of incentive stock options ("ISOs"). It does not purport to cover all of the special rules, including special rules relating to persons subject to the reporting requirements of Section 16 under the 1934 Act who do not hold the shares acquired upon the exercise of an option for at least six months after the date of grant of the option and special rules relating to the exercise of an option with previously-acquired shares, or the state or local income or other tax consequences inherent in the ownership and exercise of stock options and the ownership and disposition of the underlying shares.

     An optionee will not recognize taxable income for federal income tax purposes upon the grant of an ISO.

     Upon the exercise of an ISO, the optionee will not recognize taxable income. If the optionee disposes of the shares acquired pursuant to the exercise of an ISO more than two years after the date of grant and more than one year after the transfer of the shares to him or her, the optionee will recognize long-term capital gain or loss and the Company will not be entitled to a deduction. However, if the optionee disposes of such shares within the required holding period, all or a portion of the gain will be treated as ordinary income and the Company will generally be entitled to deduct such amount.

     In addition to the federal income tax consequences described above, an optionee may be subject to the alternative minimum tax.

     The description of the 2000 Employee Plan set forth herein is qualified in its entirety by reference to the text of the 2000 Plan, a copy of which is attached as Exhibit 2 to this Proxy Statement.

     The affirmative vote of the holders of a majority of the outstanding shares of Common Stock is required for the approval of the 2000 Employee Plan. The Board of Directors of the Company recommends a vote FOR Proposal No. 4.

                                 PROPOSAL NO. 5
              APPROVAL OF NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN

     The Company's Board of Directors has adopted subject to shareholder approval, a stock option plan for non-employee directors (the "Director Plan") in order to link the personal interests of such non-employee directors to the long-term financial success of the Company and the growth of shareholder value. By adopting the Director Plan, the Board believes that the Company will be better able to attract, motivate and retain as directors people upon whose judgment and special skills the success of the Company in large measure depends.

     The total number of shares for which options may be granted from time to time under the Director Plan is 100,000 shares.

     The Director Plan will be administered by a committee of directors who are not eligible to participate in the Directors Plan (the "Committee"). Options become exercisable with respect to such shares granted on the date on which the option was granted, so long as the optionee remains an eligible director. No option may be exercised more than five years after the date on which it is granted. The number of shares available for options, the number of shares subject to outstanding options and their exercise prices will be adjusted for changes in outstanding shares such as stock splits and combinations of shares. Shares purchased upon exercise of options, in whole or in part, must be paid for in cash or by means of unrestricted shares of Common Stock or any combination thereof.

     The following is a general summary of the federal income tax consequences under current tax law of non-qualified stock options ("NQSOs"). It does not purport to cover all of the special rules, including special rules relating to persons subject to the reporting requirements of Section 16 under the 1934 Act who do not hold the shares acquired upon the exercise of an option for at least six months after the date of grant of the option and special rules relating to the exercise of an option with previously-acquired shares, or the state or local income or other tax consequences inherent in the ownership and exercise of stock options and the ownership and disposition of the underlying shares.

     Upon the exercise of a NQSO, the optionee will recognize ordinary income in an amount equal to the excess, if any, of the fair market value of the shares acquired on the date of exercise over the exercise price thereof, and the Company will generally be entitled to a deduction for such amount at that time. If the optionee later sells shares acquired pursuant to the exercise of a NQSO, he or she will recognize long-term or short-term capital gain or loss, depending on the period for which the shares were held. Long-term capital gain is generally subject to more favorable tax treatment than ordinary income or short-term capital gains.

     If the option does not have a readily ascertainable fair market value, an optionee will not recognize taxable income for federal income tax purposes upon the grant of an NQSO.

     Options granted under the Director Plan will not be transferable other than by the laws of descent and during the optionee's life may be exercised only by the optionee.

     The Director Plan may be terminated at any time by the Board of Directors or the Committee, and will terminate ten years after the effective date of the Director Plan. The Board of Directors may not materially increase the number of shares authorized under the plan or materially increase the benefits accruing to participants under the plan without the approval of the shareholders of the Company.

     The exercise or conversion price of the options issued pursuant to the Director Plan shall be not less than current fair market value at the date of issuance.

     The description of the Director Plan set forth herein is qualified in its entirety by reference to the text of the Director Plan, a copy of which is attached as Exhibit 3 to this Proxy Statement.

     The affirmative vote of the holders of a majority of the outstanding shares of Common Stock is required for the approval of the Director Plan. The Board of Directors of the Company recommends a vote FOR Proposal No. 5.

                                 PROPOSAL NO. 6
                                  OTHER MATTERS

     The Board of Directors does not know of any other matters which may come before the meeting. However, if any other matters are properly presented to the meeting, it is the intention of the persons named in the accompanying proxy to vote, or otherwise to act, in accordance with their judgment on such matters.

     All costs of solicitation of proxies will be borne by the Company. In addition to solicitations by mail, the Company's directors, officers and regular employees, without additional remuneration, may solicit proxies by telephone and personal interview.

Deadline for Submission of Shareholder Proposals

     Proposals of shareholders intended to be presented at the 2001 Annual Meeting of Shareholders must be received by the Company at its principal executive offices not later than March 9, 2001, for inclusion in the proxy statement for that meeting. Mere submission of a proposal does not guarantee its inclusion in the Proxy Statement or its presentation at the meeting since certain federal rules must also be met.

     The Board of Directors invites shareholders to attend the Annual Meeting. Whether or not you plan to attend, you are urged to complete, date, sign and return the enclosed proxy in the accompanying envelope. Prompt response will greatly facilitate arrangements for the meeting, and your cooperation will be appreciated. Shareholders who attend the meeting may vote their stock personally even though they have sent in their proxies.


                                        By Order of the Board of Directors


                                        CARMINE O. PELLOSIE, JR., Secretary


June 30, 2000

                        PROXY FOR HOLDERS OF COMMON STOCK

                             Tech Laboratories, Inc.

     The undersigned holder of shares of common stock, $.01 par value ("Common Stock"), of Tech Laboratories, Inc. (the "Company") hereby constitutes and appoints Bernard M. Ciongoli, proxy and attorney of the undersigned, with full power of substitution to each, for and in the name of the undersigned, to vote and act upon all matters (unless and except as expressly limited below) at the Annual Meeting of Shareholders of the Company to be held on August 10, 2000, at the Holiday Inn & Conference Center, 50 Kenney Place, Saddle Brook, New Jersey 07663 at 4:30 p.m., and at any and all adjournments thereof, in respect of all Common Stock of the Company held by the undersigned or in respect of which the undersigned would be entitled to vote or act, with all the powers the undersigned would possess if personally present. All proxies heretofore given by the undersigned in respect of said meeting are hereby revoked.

PROPOSAL 1.    To Elect Directors

               FOR electing all nominees listed (as recommended in the proxy statement) except as marked below______________.

               Bernard M. Ciongoli, Earl Bjorndal, Carmine O. Pellosie, Jr. and Salvatore Grisafi.

               WITHHOLD    AUTHORITY   to   vote   for   all   nominees   listed
               ________________

               (INSTRUCTION: To withhold authority to vote for any individual nominee, write that person's name in the space provided.)

PROPOSAL 2.    To approve an amendment to the  certificate of  incorporation  of
               the  Company  to  increase  from   5,000,000  to  10,000,000  the
               authorized number of shares of the Common Stock of the Company.

               [_] FOR                 [_] AGAINST               [_] ABSTAIN

PROPOSAL 3.    To ratify and approve the  appointment  of Charles J. Birnberg as the Company's independent public accountants for the fiscal year ended December 31, 2000.

               [_] FOR                 [_] AGAINST               [_] ABSTAIN

PROPOSAL 4.    To adopt a  qualified  stock  option  plan for  employees  of the
               Company.

               [_] FOR                 [_] AGAINST               [_] ABSTAIN

PROPOSAL 5.    To adopt a stock  option plan for  non-employee  directors of the
               Company.

               [_] FOR                 [_] AGAINST               [_] ABSTAIN

PROPOSAL 6.    Such other matters as may properly come before the meeting.

               [_] FOR                 [_] AGAINST               [_] ABSTAIN


(continued and to be signed on reverse side)

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

Specify desired action by checkmarks in the appropriate spaces. The Proxy will be voted as specified. If no specification is made, the Proxy will be voted for the nominees named in the Proxy Statement to represent the holders of Common Stock and in favor of Proposals 2, 3, 4, and 5. The persons named as proxies have discretionary authority, which they intend to exercise in favor of the proposals referred to and according to their best judgment as to other matters which properly come before the meeting.

PLEASE COMPLETE, SIGN, DATE AND RETURN THIS PROXY IN THE ENCLOSED ENVELOPE AS SOON AS POSSIBLE.

No. of Shares:__________                        Dated: ____________________

----------------------------                    -----------------------------
(Print Name)                                    (Signature of Shareholder)

----------------------------                    -----------------------------
 (Print Name)                                   (Signature of Shareholder)

The signature(s) on this Proxy should correspond exactly with the shareholder's name as stencilled hereon. In the case of joint tenancies, co-executors or co-trustees, both should sign. Person(s) signing as Attorney, Executor, Administrator, Trustee or Guardian should provide full title.

                                    Exhibit 1

                            CERTIFICATE OF AMENDMENT
                                     TO THE
                          CERTIFICATE OF INCORPORATION
                                       OF
                             TECH LABORATORIES, INC.

                       Under Section 14A:9-4 of Title 14A

     It is hereby certified that:

     FIRST: The name of the Corporation is TECH LABORATORIES, INC.

     SECOND:   Article  FIFTH  of  the  Certificate  of   Incorporation  of  the
Corporation is hereby deleted in its entirety substituting the following new paragraph FIFTH in its place:

     The total authorized capital stock of this corporation is 10,000,000 shares, par value of $.01 per share, all of which shall be common stock.

     No shareholder shall, because of his ownership of stock, have a preemptive right to purchase, subscribe for, or take any part of any securities convertible into or carrying options or warrants to purchase stock, issued, optioned, or sold by the corporation.

     Any part of the capital stock and any part of the notes, debentures, bonds, or other securities convertible into or carrying options or warrants to purchase stock authorized by any amended certificate duly filed, may at any time be issued, optioned for sale, sold, or disposed of by the corporation pursuant to the Resolution of its Board of Directors to such persons and upon such terms as may, to such Board, seem proper, without first offering such stock or securities or any part thereof to existing shareholders.

     THIRD: The amendment to the Certificate of Incorporation was approved by a majority of the outstanding shares of the Corporation entitled to vote on said amendment on the ____ day of______, 2000.

     FOURTH: The vote approving of the said amendment was ________ shares for said amendment to ___ shares against said amendment.

     IN WITNESS WHEREOF, this Certificate of Amendment to the Certificate of Incorporation has been subscribed to this ____th day of__________, 2000 by the undersigned who affirm that the statements made herein are true under the penalties of perjury.

                                        BERNARD M. CIONGOLI, PRESIDENT

                                        CARMINE O. PELLOSIE, JR., SECRETARY

                                    EXHIBIT 2

                             TECH LABORATORIES, INC.
                        2000 INCENTIVE STOCK OPTION PLAN

1.   PURPOSE.

     The purpose of the 2000 Incentive Stock Option Plan (the "Plan") is to provide an incentive to selected directors, officers and employees of Tech Laboratories, Inc., and any subsidiaries of Tech Laboratories, Inc. (collectively, the "Company"), to acquire a proprietary interest in the Company, to continue as directors, officers and employees and to increase their efforts on behalf of the Company.

2.   THE PLAN.

     The Plan provides for the grant of Options to acquire shares of the Company's common stock, par value $.01 (the "Stock"). Options granted under the Plan are intended to qualify as incentive stock options (the "Incentive Stock Options" or "Options") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

3.   ADMINISTRATION.

     (a) The Plan shall be administered by a committee (the "Committee") composed of one or more of the independent members of the Board of Directors of the Company (the "Board") to operate and administer the Plan in its stead. A member of the Board shall be ineligible to receive an Option under the Plan unless he is an employee of the Company.

     (b) The Committee shall have plenary authority in its discretion, subject only to the express provisions of the Plan and, in reference to the Options, of Code Section 422;

          (i) to select the eligible persons who shall be granted Options (the "Grantees"), the number of Shares subject to each Option and terms of the Option granted to each Grantee, provided that, in making its determination, the Committee shall consider the position and responsibilities of the employee, the nature and value to the Company, of his or her services and accomplishments, the employee's present and potential contribution to the success of the Company and any other factors that the Committee may deem relevant.

          (ii) to determine the dates of the Option grants;

          (iii) to prescribe the form of the instruments evidencing the Options;

          (iv) to adopt, amend and rescind rules and regulations for the administration of the Plan and for its own acts and proceedings;

          (v) to decide all questions and settle all controversies and disputes of general applicability that may arise in connection with the Plan; and

          (vi) to amend certain terms of the Plan as provided in Section 9.

All decisions, determinations and interpretations with respect to the foregoing matters shall be made by the Committee and shall be final and binding upon all persons.

     (c) EXCULPATION. No member of the Committee shall be personally liable for monetary damages for any action taken or any failure to take any action in connection with the administration of the Plan or the granting of Options under it unless such action or failure to take action constitutes self-dealing, wilful misconduct or recklessness; provided, however, that the provisions of this subsection shall not apply to the responsibility or liability of a director pursuant to any criminal statute or to the liability of a director for the payment of taxes pursuant to local, state or federal law.

     (d) INDEMNIFICATION. Each member of the Committee shall be entitled without further act on his part or her part to indemnity from the Company to the fullest extent provided by applicable law and the Company's Certificate of Incorporation or Bylaws in connection with or arising out of any action, suit or proceeding with respect to the administration of the Plan or the granting of Options under it in which he or she may be involved by reason of being or having been a member of the Committee at the time of the action, suit or proceeding.

4.   EFFECTIVENESS AND TERMINATION OF THE PLAN.

     The Plan shall become effective as of June 2, 2000, the date of its adoption by the Board, provided that the Plan is approved by the stockholders of the Company within one year of its adoption. Any Option outstanding under the Plan at the time of termination under the Plan shall remain in effect in accordance with its terms and conditions and those of the Plan. The Plan shall terminate on the earliest of:

     (a) June 2, 2010; or

     (b) the date when all shares of Stock reserved for issuance under the Plan shall have been acquired through exercise of Options granted under the Plan; or

     (c) such earlier date as the Board or Committee may determine.

5.   THE STOCK.

     The aggregate number of shares of Stock issuable under the Plan shall be one hundred fifty thousand (150,000) shares or the number and kinds of shares of capital stock or other securities substituted for the Stock as provided in
Section 8. The aggregate number of shares of Stock issuable under the Plan may be set aside out of the authorized but unissued shares of Stock not reserved for any other purpose or out of shares of Stock held in or acquired for the treasury of the Company. All shares of Stock subject to an Option that terminates unexercised for any reason may thereafter be subjected to a new Option under the Plan.

6.   OPTION AGREEMENT.

     Each Grantee shall enter into a written agreement with the Company setting forth the terms and conditions of the Option issued to the Grantee, consistent with the Plan. The form of agreement to evidence Options may be established at any time or from time to time by the Committee. No Grantee shall have rights in any Option unless and until a written option agreement is entered into with the Company.

7.   TERMS AND CONDITIONS OF OPTIONS.

     Options may be granted by the Committee at any time and from time to time prior to the termination of the Plan. Except as hereinafter provided, Options granted under the Plan shall be subject to the following terms and conditions:

     (a) GRANTEES. The Grantees shall be those employees of the Company (including officers and directors) and any subsidiaries of the Company, selected by the Committee, provided that no Incentive Stock Options shall be granted to
(i) any person owning Stock or other capital stock in the Company possessing more than 10% of the total combined voting power of all classes of capital stock of the Company, unless such Grantee meets the requirements of 7(b) and 7(e); or,
(ii) any director who is not an employee. The maximum number of Options which may be granted to a Grantee within a calendar year is fifty thousand (50,000) shares of the Company's Stock.

     (b) PRICE. The exercise price of an Option shall be no less than the fair market value of the Stock, without regard to any restriction, at the time the Option is granted. If a Grantee owns more than 10% of the total combined voting power of all classes of stock of the Company, the share price of any Options granted to such individual shall be 110% of the fair market value of the Stock. The Committee shall establish procedures to determine the fair market value of the Stock.

     (c) PAYMENT FOR STOCK. The exercise price of an Option shall be paid in full at the time of the exercise in (i) cash, or (ii) by certified check payable to the Company, or (iii) by other mode of payment as the Committee may approve.

     (d) LIMITATION. Notwithstanding any provision of the Plan to the contrary, an Option shall not be treated as an Incentive Stock Option to the extent to which the aggregate fair market value (determined as of the time an Incentive Stock Option is granted) of Stock for which Incentive Stock Options are exercisable for the first time by a Grantee during any calendar year exceeds $100,000.

     (e) DURATION AND EXERCISE OF OPTIONS. Options may be exercised for terms of up to but not exceeding ten years from the date of grant. Subject to the foregoing, Options shall be exercisable at the times and in the amounts (up to the full amount thereof) determined by the Board or Committee at the time of grant. If an Option granted under the Plan is exercisable in installments the Board or Committee shall determine what events, if any, will make it subject to acceleration. If an Option is granted to an employee who owns more than 10% of the combined voting power of all classes of stock of the Company, the Option must be exercised within 5 years.

     (f) TERMINATION OF EMPLOYMENT. Upon the termination of the Grantee's employment, the right to exercise an Option shall be set forth in the agreement entered into between the Company and the Grantee.

     (g) TRANSFERABILITY OF OPTION. No Option shall be transferable except by will or the laws of descent and distribution. An Option shall be exercisable during the Grantee's lifetime only by the Grantee.

     (h) MODIFICATION, EXTENSION AND RENEWAL OF OPTIONS. Subject to the terms and conditions and within the limitations of the Plan, the Committee may modify, extend or renew outstanding Options granted under the Plan, or accept the surrender of outstanding Options (to the extent not theretofore exercised) and authorize the granting of new Options in substitution thereof. Notwithstanding the foregoing, however, no modification of an Option shall, without the consent of the Grantee, alter or impair any rights or obligations under any Option theretofore granted under the Plan or adversely affect the status of an Incentive Stock Option.

     (i) OTHER TERMS AND CONDITIONS. Option agreements may contain any other provision not inconsistent with the Plan that the Committee deems appropriate.

8.   ADJUSTMENT FOR CHANGES IN THE STOCK.

     (a) In the event the shares of Stock, as presently constituted, shall be changed into or exchanged for a different number or kind of shares or other securities of the Company (whether by reason of merger, consolidation, recapitalization, reclassification, split, reverse split, combination of shares or otherwise), then there shall be substituted for or added to each share of Stock theretofore or thereafter subject to an Option the number and kind of shares of capital stock or other securities into, which each outstanding share of Stock shall be changed, or for which each such share shall be exchanged, or to which each such share shall be entitled, as the case may be. The price and other terms of outstanding Options shall also be appropriately amended to reflect the foregoing events. In the event there shall be any other change in the number or kind of outstanding shares of the Stock, or of any capital stock or other securities into which the Stock shall have been changed or for which it shall have been exchanged, if the Committee shall, in its sole discretion, determine that the change equitably requires an adjustment in any Option theretofore granted or which may be granted under the Plan, then adjustments shall be made in accordance with its determination.

     (b) Fractional shares resulting from any adjustment in Options pursuant to this Section 8 may be settled in cash or otherwise as the Committee shall determine. Notice of any adjustment shall be given by the Company to each holder of an Option that shall have been so adjusted, and the adjustment (whether or not notice is given) shall be effective and binding for all purposes of the plan.

     (c) Notwithstanding Section 8(a), the Committee shall have the power, in the event of the disposition of all or substantially all of the assets of the Company, or the dissolution of the Company, or the merger or consolidation of the Company, or the making of a tender offer to purchase all or a substantial portion of outstanding Stock of the Company, to amend all outstanding Options (upon such conditions as it shall deem fit) to (i) permit the exercise of Options prior to the effective date of the transaction and to terminate all unexercised Options as of that date, or (ii) require the forfeiture of all Options, provided the Company pays to each Grantee the excess of the fair market value of the Stock subject to the Option (determined in accordance with Section 7(b)) over the exercise price of the Option, or (iii) make any other provisions that the Committee deems equitable.

9.   AMENDMENT OF THE PLAN.

     The Committee may amend the Plan, may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Option in the manner and to the extent deemed desirable to carry out the Plan without action on the part of the stockholders of the Company; provided, however, that, except as provided in Section 8 and this Section 9, unless the stockholders of the Company shall have first approved thereof (i) the total number of shares of Stock subject to the Plan shall not be increased, (ii) no Option shall be exercisable more than ten years after the date it is granted, (iii) the expiration date of the Plan shall not be extended and (iv) no amendment shall permit the exercise price of any Option to be less than the fair market value of the Stock at the time of grant, increase the number of shares of Stock to be received on exercise of an Option, materially increase the benefits accruing to a Grantee under an Option or modify the eligibility requirements for participation in the Plan.

10. INTERPRETATION AND CONSTRUCTION. The interpretation and construction of any provision of the Plan by the Committee shall be final, binding and conclusive for all purposes.

11.  APPLICATION OF FUNDS.

     The proceeds received by the Company from the sale of Stock pursuant to this Plan will be used for general corporate purposes.

12.  NO OBLIGATION TO EXERCISE OPTION.

     The granting of an Option shall impose no obligation upon the Grantee to exercise an Option.

13.  PLAN NOT A CONTRACT OF EMPLOYMENT.

     The Plan is not a contract of employment, and the terms of employment of any Grantee shall not be affected in any way by the Plan or related instruments except as specifically provided therein. The establishment of the Plan shall not be construed as conferring any legal rights upon any Grantee for a continuance of employment; nor shall it interfere with the right of the Company to discharge Grantee.

14.  EXPENSE OF THE PLAN.

     All of the expenses of administering the Plan shall be paid by the Company.

15.  COMPLIANCE WITH APPLICABLE LAW.

     Notwithstanding anything herein to the contrary, the Company shall not be obligated to cause to be issued or delivered any certificates for shares of Stock issuable upon exercise of an Option unless and until the Company is advised by its counsel that the issuance and delivery of the certificates is in compliance with all applicable laws, regulations of government authorities and the requirements of any exchange upon which shares of stock are traded. The Company shall in no event be obligated to register any securities pursuant to the Securities Act of 1933 (as now in effect or as hereafter amended) or to take any other action in order to cause the issuance and delivery of certificates to comply with any of those laws, regulations or requirements. The Committee may require, as a condition of the issuance and delivery of certificates and in order to ensure compliance with those laws, regulations and requirements, that the Grantee make such covenants, agreements and representations as the Board or Committee, in its sole discretion, deems necessary or desirable. Each Option shall be subject to the further requirement that if at any time the Committee shall determine in its discretion that the listing or qualification of the Shares of Stock subject to the Option, under any securities exchange requirements or under any applicable law, or the consent or approval of any regulatory body, is necessary in connection with the granting of the Option or the issuance of stock thereunder, the Option may not be exercised in whole or in part unless the listing, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.

16.  GOVERNING LAW.

     Except to the extent preempted by federal law, this Plan shall be construed and enforced in accordance with, and governed by, the laws of the State of New Jersey.

                                    Exhibit 3

                             TECH LABORATORIES, INC.
                  2000 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN


1.   PURPOSE.

     The purpose of the Tech Laboratories, Inc. ("Tech Labs" or the "Company") 2000 Non-employee Director Stock Option Plan (the "Plan") is to provide for the grant of stock options as an incentive to selected non-employee directors of Tech Labs and any Subsidiary of the Company, to acquire a proprietary interest in the Company, to continue as directors, and to increase their efforts on behalf of the Company.

2.   THE PLAN.

     The Plan provides for the grant of options to acquire shares of the Company's common stock, par value $.01 (the "Stock"). Options granted under the Plan are not intended to qualify as incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended.

3.   DEFINITIONS.

     As used in the Plan, the following terms shall have the meanings set forth below:

     (a) "Board" shall mean the Board of Directors of the Company.

     (b) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and any regulations promulgated thereunder.

     (c) "Committee" shall mean the committee of the Board of Directors authorized and selected by the Board to administer the Plan.

     (d) "Company" shall mean Tech Laboratories, Inc., a New Jersey corporation, and any successor corporation.

     (e) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

     (f) "Fair Market Value" means, as of any date, the value of Stock or other property determined as follows:

          (i) If the Stock is listed on any established stock exchange or a national market system, including without limitation the Bulletin Board, the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination;

          (ii) If the Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Stock on the last market trading day prior to the day of determination; or

     (g) "Grantee" shall mean a non-employee director of the Company to whom an Option has been granted under the terms of the Plan.

     (h) "Nonemployee Director" shall mean a director of the Company who is a "nonemployee director" within the meaning of Rule 16b-3.

     (i) "Option" shall mean the option to purchase the common stock of the Company pursuant to this Plan.

     (j) "Option Agreement" shall mean a written agreement between the Company and a Grantee as described in Section 6.

     (k) "Outside Director" shall mean a director of the Company who is an "outside director" within the meaning of Section 162(m) of the Code.

     (l) "Plan" shall mean this Tech Labs 2000 Non-employee Director Stock Option Plan, as amended from time to time.

     (m) "Stock" shall mean shares of Common Stock, $.01 par value, of the Company or such other securities or property as may become subject to Options pursuant to an adjustment made under Section 8.

     (n) "Subsidiary" shall mean any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain owns more than 50% of the total combined voting power of all classes of stock in one of the other corporations in such chain.

4.   ADMINISTRATION.

     (a) The Plan shall be administered by a committee of directors who are not eligible to participate in the Plan (the "Committee").

     (b) The Committee shall have plenary authority in its discretion, subject only to the express provisions of the Plan:

          (i) to select the Grantees, the number of shares of Stock subject to each Option and terms of the Option granted to each Grantee (including without limitation the period during which such Option can be exercised and any restrictions on exercise), provided that, in making its determination, the Committee shall consider the value and accomplishment of the individual to the Company, the individual's present and potential contribution to the success of the Company, and any other factors that the Committee may deem relevant.

          (ii) to determine the dates of the Option grants;

          (iii) to prescribe the form of the Option Agreements;

          (iv) to adopt, amend and rescind rules and regulations for the administration of the Plan and for its own acts and proceedings;

          (v) to decide all questions and settle all controversies and disputes of general applicability that may arise in connection with the Plan; and

          (vi) to modify or amend any outstanding Option as provided in Section 8(h).

     All decisions, determinations and interpretations with respect to the foregoing matters shall be made by the Committee and shall be final and binding upon all persons.

     (c) EXCULPATION. No member of the Committee shall be personally liable for monetary damages for any action taken or any failure to take any action in connection with the administration of the Plan or the granting of Options under it unless such action or failure to take action constitutes self-dealing, willful misconduct or recklessness; provided, however, that the provisions of this subsection shall not apply to the responsibility or liability of a director pursuant to any criminal statute or to the liability of a director for the payment of taxes pursuant to local, state or federal law.

     (d) INDEMNIFICATION. Each member of the Committee shall be entitled without further act on his part or her part to indemnity from the Company to the fullest extent provided by applicable law and the Company's Certificate of Incorporation or Bylaws in connection with or arising out of any action, suit or proceeding with respect to the administration of the Plan or the granting of Options under it in which he or she may be involved by reason of being or having been a member of the Committee at the time of the action, suit or proceeding.

5.   EFFECTIVENESS AND TERMINATION OF THE PLAN.

     The Plan shall become effective as of June 2, 2000, the date of its adoption by the Board, provided that the Plan is approved by the stockholders of the Company within one year of its adoption. Any Option outstanding at the time of termination of the Plan shall remain in effect in accordance with its terms and conditions and those of the Plan. The Plan shall terminate on the earliest of:

     (a) June 2, 2010; or

     (b) the date when all shares of Stock reserved for issuance under Section 6 of the Plan shall have been acquired through exercise of Options granted under the Plan; or

     (c) such earlier date as the Board or Committee may determine.

6.   THE STOCK.

     The aggregate number of shares of Stock issuable under the Plan shall be one hundred thousand (100,000) shares or the number and kinds of shares of capital stock or other securities substituted for the Stock as provided in
Section 9. The aggregate number of shares of Stock issuable under the Plan may be set aside out of the authorized but unissued shares of Stock not reserved for any other purpose, or out of shares of Stock held in or acquired for the treasury of the Company. All shares of Stock subject to an Option that terminates unexercised for any reason may thereafter be subjected to a new Option under the Plan.

7.   OPTION AGREEMENT.

     Each Grantee shall enter into an Option Agreement with the Company setting forth the terms and conditions of the Option issued to the Grantee, consistent with the Plan. The form of Option Agreement may be established at any time or from time to time by the Committee. No Grantee shall have rights in any Option unless and until an Option Agreement is entered into with the Company.

8.   TERMS AND CONDITIONS OF OPTIONS.

     Options may be granted by the Committee at any time and from time to time prior to the termination of the Plan. Except as hereinafter provided, Options granted under the Plan shall be subject to the following terms and conditions:

     (a) GRANTEES. The Grantees shall be those non-employee directors of the Company or its Subsidiaries selected by the Committee. The maximum number of shares of Stock which may be issued pursuant to Options granted to a Grantee within a calendar year is 50,000.

     (b) PRICE. The exercise price of an Option shall be set by the Board but shall be no less than the Fair Market Value of the Stock at the time the Option is granted.

     (c) PAYMENT FOR STOCK. The exercise price of an Option shall be paid in full at the time of the exercise in (i) cash, or (ii) by certified check payable to the Company, or (iii) by other mode of payment as the Committee may approve.

     (d) DURATION AND EXERCISE OF OPTIONS. Options may be exercised for terms of up to but not exceeding ten years from the date of grant. Subject to the foregoing, Options shall be exercisable at the times and in the amounts (up to the full amount thereof) determined by the Committee at the time of grant. If an Option granted under the Plan is exercisable in installments the Committee shall determine what events, if any, will make it subject to acceleration.

     (e) STATUS OF NON-EMPLOYEE DIRECTOR. Upon the happening of any event which causes Grantee to lose status as a non-employee director, Options held by the Grantee may only be exercised to the extent and during the period, if any, set forth in the Option Agreement.

     (f) TRANSFERABILITY OF OPTION. No Option shall be transferable except by will or the laws of descent and distribution. An Option shall be exercisable during the Grantee's lifetime only by the Grantee.

     (g) MODIFICATION, EXTENSION AND RENEWAL OF OPTIONS. Subject to the terms and conditions and within the limitations of the Plan, the Committee may modify, extend or renew outstanding Options granted under the Plan, or accept the surrender of outstanding options (to the extent not theretofore exercised) and authorize the granting of new Options in substitution thereof. Notwithstanding the foregoing, however, no modification of an Option shall, without the consent of the Grantee, alter or impair any rights or obligations under any Option theretofore granted under the Plan.

     (h) OTHER TERMS AND CONDITIONS. Option Agreements may contain any other provision not inconsistent with the Plan that the Committee deems appropriate.

9.   ADJUSTMENT FOR CHANGES IN THE STOCK.

     (a) In the event the shares of Stock, as presently constituted, shall be changed into or exchanged for a different number or kind of shares or other securities of the Company (whether by reason of merger, consolidation, recapitalization, reclassification, split, reverse split, combination of shares or otherwise), then there shall be substituted for or added to each share of Stock theretofore or thereafter subject to an Option the number and kind of shares of capital stock or other securities into, which each outstanding share of Stock shall be changed, or for which each such share shall be exchanged, or to which each such share shall be entitled, as the case may be. The price and other terms of outstanding Options shall also be appropriately amended to reflect the foregoing events. In the event there shall be any other change in the number or kind of outstanding shares of the Stock, or of any capital stock or other securities into which the Stock shall have been changed or for which it shall have been exchanged, if the Committee shall, in its sole discretion, determine that the change equitably requires an adjustment in any Option theretofore granted or which may be granted under the Plan, then adjustments shall be made in accordance with its determination.

     (b) Fractional shares resulting from any adjustment in Options pursuant to this Section 9 may be settled in cash or otherwise as the Committee shall determine. Notice of any adjustment shall be given by the Company to each holder of an Option that shall have been so adjusted, and the adjustment (whether or not notice is given) shall be effective and binding for all purposes of the plan.

     (c) Notwithstanding Section 9(a), the Committee shall have the power, in the event of the disposition of all or substantially all of the assets of the Company, or the dissolution of the Company, or the merger or consolidation of the Company, or the making of a tender offer to purchase all or a substantial portion of outstanding Stock of the Company, to amend all outstanding Options (upon such conditions as it shall deem fit) to (i) permit the exercise of Options prior to the effective date of the transaction and to terminate all unexercised Options as of that date, or (ii) require the forfeiture of all Options, provided the Company pays to each Grantee the excess of the Fair Market Value of the Stock subject to the Option over the exercise price of the Option, or (iii) make any other provisions that the Committee deems equitable.

10.  AMENDMENT OF THE PLAN.

     The Committee or the Board may amend the Plan, may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Option in the manner and to the extent deemed desirable to carry out the Plan without action on the part of the stockholders of the Company; provided, however, that, except as provided in Section 9 and this Section 10, unless the stockholders of the Company shall have first approved thereof (i) the total number of shares of Stock subject to the Plan shall not be increased, (ii) no Option shall be exercisable more than ten years after the date it is granted, (iii) the expiration date of the Plan shall not be extended and (iv) no amendment shall permit the exercise price of any Option to be less than the Fair Market Value of the Stock at the time of grant, increase the number of shares of Stock to be received on exercise of an Option, materially increase the benefits accruing to a Grantee under an Option or modify the eligibility requirements for participation in the Plan.

11.  INTERPRETATION AND CONSTRUCTION.

     The interpretation and construction of any provision of the Plan by the Committee shall be final, binding and conclusive for all purposes.

12.  APPLICATION OF FUNDS.

     The proceeds received by the Company from the sale of Stock pursuant to this Plan will be used for general corporate purposes.

13.  NO OBLIGATION TO EXERCISE OPTION.

     The granting of an Option shall impose no obligation upon the Grantee to exercise an Option.

14.  NO RIGHT TO CONTINUE AS DIRECTOR.

     Neither the Plan nor any Option Agreement shall constitute an agreement or understanding, expressed or implied, that the Company will retain a Grantee as a Director for any period of time.

15.  EXPENSE OF THE PLAN.

     All of the expenses of administering the Plan shall be paid by the Company.

16.  COMPLIANCE WITH APPLICABLE LAW.

     Notwithstanding anything herein to the contrary, the Company shall not be obligated to cause to be issued or delivered any certificates for shares of Stock issuable upon exercise of an Option unless and until the Company is advised by its counsel that the issuance and delivery of the certificates is in compliance with all applicable laws, regulations of government authorities and the requirements of any exchange upon which shares of Stock are traded. The Company shall in no event be obligated to register any securities pursuant to the Securities Act of 1933 (as now in effect or as hereafter amended) or to take any other action in order to cause the issuance and delivery of certificates to comply with any of those laws, regulations or requirements. The Committee may require, as a condition of the issuance and delivery of certificates and in order to ensure compliance with those laws, regulations and requirements, that the Grantee make such covenants, agreements and representations as the Committee, in its sole discretion, deems necessary or desirable. Each Option shall be subject to the further requirement that if at any time the Committee shall determine in its discretion that the listing or qualification of the shares of Stock subject to the Option, under any securities exchange requirements or under any applicable law, or the consent or approval of any regulatory body, is necessary in connection with the granting of the Option or the issuance of Stock thereunder, the Option may not be exercised in whole or in part unless the listing, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.

17.  GOVERNING LAW.

     Except to the extent preempted by federal law, this Plan shall be construed and enforced in accordance with, and governed by, the laws of the State of New Jersey.